FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    April 18, 1995


                             HURCO COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

   INDIANA                            0-9143                     35-1150732
(State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)

                               ONE TECHNOLOGY WAY
                          INDIANAPOLIS, INDIANA 46268
                    (Address of principal executive offices)


Registrant's telephone number, including area code:              (317) 293-5390
                                                                 --------------



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report














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


ITEM 5.    OTHER EVENTS

On April 18, 1995, the Company issued a press release announcing the dismissal of all claims against the Company and its co-defendents in the pending Federal Court action brought in February 1994 by Constantine Stamatio, individually and purportedly on behalf of a class of company shareholders.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) and (b)  Not applicable.

           (c)  Exhibits

                  Exhibit 99   Press Release dated April 18, 1995






































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



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Dated:     April 26, 1995


                                                 HURCO COMPANIES, INC.

                                               By: /S/ THOMAS L. BROWN
                                                  --------------------
                                                    Thomas L. Brown
                                                    Corporate Controller and
                                                      Assistant Secretary



































                               Page 3 of 4 Pages

                                                                     EXHIBIT 99

From:         Roger J. Wolf
              Senior Vice President
              Chief Financial Officer
              (317) 293-5309


                          HURCO CLASS ACTION DISMISSED

         INDIANAPOLIS,  INDIANA,  April 18, 1995 . . . . Hurco  Companies,  Inc.
(NASDAQ Symbol: HURC) today announced the dismissal of all claims against the Company and its co-defendants in the pending Federal court action brought in February 1994 by Constantine Stamatio, individually and purportedly on behalf of a class of Company shareholders. The complaint had alleged violations of the antifraud provisions of the Federal securities laws and common law fraud in connection with the Company's disclosures regarding its financial condition and operations between June 1992 and August 1993. In entering judgment in favor of the Company and all other defendants, Chief Judge Sarah Evans Barker of the United States District Court for the Southern District of Indiana dismissed all the pending Federal claims with prejudice and, after holding that the Court lacked supplemental jurisdiction over the common law claim, dismissed that claim without prejudice.




                                       # # #

         Hurco Companies, Inc. is one of the largest manufacturers of computer numerical control systems for stand-alone machine tools. The end market for the Company's products consists primarily of independent job shops and short-run manufacturing operations within large corporations in industries such as the aerospace, defense, medical equipment, energy, transportation and computer industries. The Company is based in Indianapolis, Indiana, has additional manufacturing facilities in Farmington Hills, Michigan, and has sales, application engineering and service subsidiaries in High Wycombe, England; Munich, Germany; Paris, France and Singapore. Products are sold through 85 independent agents and distributors in the United States and 30 other countries. The Company also has direct sales forces in the United States, the United Kingdom, Germany, France and Asia.











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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     April 26, 1995


                                                 HURCO COMPANIES, INC.

                                                 By:  /S/TOM L. BROWN
                                                      -----------------
                                                       Thomas L. Brown
                                                       Corporate Controller and
                                                       Assistant Secretary
































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